Revenues (Details) - USD ($)		12 Months Ended
	Jun. 03, 2019	Dec. 31, 2020
Disclosure of revenue [text block] [Abstract]
Training services and goods	$ 3,000,000
RPO amounted		$ 5,900,000
Description of recognize RPO		The Group expects to recognize $2.9 million of this RPO over the expected manufacturing term of the product under development. and an additional $3 million more than 12 months after the end of the reporting period (out of which the receipt of the remaining consideration amounting to $1,200 thousand is subject to meeting future milestones pursuant to the Licensing and Sale Agreement with Golden Grand as described above).
Proceeds total		$ 661
Current liability to event producers		122
Recognized as income receivable		$ 79